SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 20, 2003


                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its Charter)


           TENNESSEE                  00 0-27694                62-1201561
        (State or other jurisdiction (Commission File         (IRS Employer
        of incorporation)                Number)          Identification Number)

        3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE 38125
        (Address of principal executive offices)                  (Zip Code)


                                 (901) 754-6577
                         (Registrant's telephone number,
                              including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c) Exhibits.

99.1 Press Release of SCB Computer Technology, Inc. (the "Company") dated August 20, 2003 reporting the Company's financial results for the first quarter ended July 31, 2003.

ITEM 9.           Regulation FD Disclosure; and

ITEM 12.          Results of Operations and Financial Condition (provided under
                  Item 9. Regulation FD disclosure)

                  On August 20, 2003, the Company issued its press release announcing financial results for the first quarter ended July 31, 2003. A copy of the press release is attached as Exhibit 99.1.

         Such information in the press release that relates to financial information about completed fiscal periods is being provided under Item 12 pursuant to SEC Release No. 33-8216. Such other material non-public information included in the press release is being provided under Item 9 pursuant to the requirements of Regulation FD. The information included pursuant to Item 9 and
Item 12 shall not be deemed to be incorporated by reference into any filing by the Company pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 20, 2003

          SCB COMPUTER TECHNOLOGY, INC.,

          By:      /s/ Michael J. Boling
           -----------------------------------------------------------
             Michael J. Boling,
             Executive Vice President and
             Chief Financial Officer